September 2013 Here Investor Presentation Exhibit 99.01

Safe-Harbor Statement
This presentation contains "forward-looking" statements including those regarding: that Glu is positioned to capitalize on the next evolution of the market;
that Glu is focused on large growth opportunities in GaaS, 3 party publishing and APAC; Glu’s growing 2014 launch schedule; that Glu has strong upside leverage and is investing for sustainable growth and consistent profit potential; estimated growth and expected trends in smartphone users and global mobile traffic; momentum in global tablet growth; the quad screen future; our belief that we have the foundation in place for long-term growth; that GaaS has the potential to create longer-life and higher monetizing games; Glu’s growth opportunity and strategy with regard to its publishing business; our planned use of the net proceeds from the offering; the expected number of games Glu expects to publish in 2014; that Glu’s pipeline is well positioned for success in
Asia; our guidance for Q3 2013, Q4 2013 and FY 2013; that Glu is well funded to pursue growth initiatives; our expected pro forma cash balance at
December 31, 2013; and that Glu is poised to return to growth. These forward-looking statements are subject to material risks and uncertainties that could cause actual results to differ materially from those in the forward-looking statements. Investors should consider important risk factors, which include: the risk that consumer demand for smartphones, tablets and next-generation platforms does not grow as significantly as we anticipate or that we will be unable to capitalize on any such growth; the risk that we do not realize a sufficient return on our investment with respect to our efforts to develop free-to-play games for smartphones and tablets, the risk that we do not maintain our good relationships with Apple and Google; the risk that our development expenses for games for smartphones are greater than we anticipate; the risk that our recently, newly and planned launched games are less popular or monetize less well than anticipated; the risk that our newly released games will be of a quality less than desired by reviewers and consumers; the risk that the mobile games market, particularly with respect to social, free-to-play gaming, is smaller than anticipated; risks related to the restatement of certain of our historical financial statements and other risks detailed under the caption "Risk Factors" in our Form 10-Q for the quarter ended June 30, 2013 filed with the Securities and Exchange Commission on August 9, 2013 and our other SEC filings. You can locate these reports through our website at http://www.glu.com/investors.
These "forward-looking" statements are based on estimates and information available to us on September 9, 2013 and we are under no obligation, and expressly disclaim any obligation, to update or alter our forward-looking statements whether as a result of new information, future events or otherwise.
© Glu Mobile Inc. – Proprietary
rd

Use of Non-GAAP
Financial Measures
Glu uses in this presentation certain non-GAAP measures of financial performance. The presentation of these non-GAAP financial measures is not intended to be considered in isolation from, as a substitute for, or superior to, the financial information prepared and presented in accordance with GAAP, and may be different from non-
GAAP financial measures used by other companies. In addition, these non-GAAP measures have limitations in that they do not reflect all of the amounts associated with
Glu's results of operations as determined in accordance with GAAP. The non-GAAP financial measures used by Glu include non-GAAP revenues, non-GAAP smartphone revenues, non-GAAP cost of revenues, non-GAAP gross profit, non-GAAP gross margin, non-GAAP operating expenses, non-GAAP operating margin, non-GAAP net income/(loss), non-GAAP net income/(loss) per share and Adjusted EBITDA. These non-GAAP financial measures exclude the following items from Glu's unaudited consolidated statements of operations:
• Change in deferred revenues and deferred cost of revenues;
• Amortization of intangible assets;
• Stock-based compensation expense;
• Restructuring charges;
• Change in fair value of Blammo earnout;
• Transitional costs;
• Impairment of goodwill;
• Release of tax liabilities; and
• Foreign currency exchange gains and losses primarily related to the revaluation of assets and liabilities.
In addition, Glu has included in this presentation “Adjusted EBITDA” figures which are used to evaluate Glu’s operating performance and is defined as non-GAAP operating income/(loss) excluding depreciation.
Glu believes that these non-GAAP financial measures, when taken together with the corresponding GAAP financial measures, provide meaningful supplemental information regarding Glu's performance by excluding certain items that may not be indicative of Glu's core business, operating results or future outlook. Glu's management uses, and believes that investors benefit from referring to, these non-GAAP financial measures in assessing Glu's operating results, as well as when planning, forecasting and analyzing future periods. These non-GAAP financial measures also facilitate comparisons of Glu's performance to prior periods.
For a reconciliation of these non-GAAP financial measures to their most directly comparable GAAP financial measures, please refer to the tables attached to Glu’s earnings press release for the quarter ended June 30, 2013, which is available on our website at http://www.glu.com/investors.
© Glu Mobile Inc. – Proprietary

© Glu Mobile Inc. – Proprietary

Offering Summary
Issuer: Glu Mobile Inc.
Exchange/Ticker: NASDAQ / GLUU
Offering Format: Confidentially Marketed Public Offering
Offering Amount: $15.3 million (including 15% overallotment option)
Use of Proceeds: General corporate purposes
Lock-ups: 90 days for directors, executive officers
Sole Bookrunner: Canaccord Genuity
Expected Pricing: Week of September 9th

1. Pure play mobile gaming company positioned to capitalize on next evolution of market
2. Focused on large growth opportunities in GaaS, 3
rd
party publishing, APAC
3. Strong line up of 2H 2013 titles and growing 2014 launch schedule
4. Strong upside leverage; investing for sustainable growth and consistent profit potential
5. Expanded management team with enhanced expertise in core strategic areas
© Glu Mobile Inc. – Proprietary
Investment Highlights

Market Page 6 © Glu Mobile Inc. – Proprietary

• Featurephone focus
• Titles are packaged goods
• Premium pricing
• No community/social

Evolution of Mobile Gaming
Now Compelling to
Mass Market
• Smartphone & Tablet
• Free-to-play with virtual goods
• Games are social & persistent services
© Glu Mobile Inc. – Proprietary

Global Users (MM)

% of Internet Traffic
30%
25%
20%
15%
10%
5%
0%
Trendline
15% in 5/13
10% in 5/12
6% in 5/11
2.4% in 5/10
0.9% in 5/09
12/08
12/09
12/10
12/11
12/12
12/13E
12/14E

Macro Trends

Global Smartphone vs. Mobile Phone Users
2013E
0
1000
2000
3000
4000
5000
6000
Smartphone Mobile Phone
1.5B
Smartphone
Users
5B+ Mobile
Phone Users
© Glu Mobile Inc. – Proprietary
Global Mobile Traffic as % of Total Internet
Traffic, 12/08 – 5/13
(with Trendline Projection to 5/15E)
Source: Internet Trends D11 Conference, 5/29/2013, Mary Meeker, KPCB
Morgan Stanley Research estimates.
Source: StatCounter Global Stats, 5/13.  Internet Trends D11 Conference, 5/29/2013, Mary Meeker,
KPCB. Note that PC-based Internet data bolstered by streaming.

iPad
iPhone
Global Units Shipments (000)
160,000
140,000
120,000
100,000
80,000
60,000
40,000
20,000
0
0
1
2
3
4
5
6
7
8
9
10
11
12

Global Tablet Momentum

© Glu Mobile Inc. – Proprietary
Quarters After Launch
First 12 Quarters Cumulative Unit Shipments, iPhone vs. iPad
Source: Internet Trends D11 Conference, 5/29/2013, Mary Meeker, KPCB; Katy Huberty, Ehud Gelblum,
Morgan Stanley Research. Gartner.
Apple, as of CQ1:13 (12 quarters post iPad launch).  Launch Dates: iPhone (6/29/07), iPad (4/3/10)

Distribution Channel

Google play

amazon

Technology Integration

AirPlay

SUBSCRIBE

GameCircle

XBOX LIVE

New Devices at Launch

Quality Pipeline

DEER HUNTER RELOADED

ETERNITY WARRIORS II

CONTRACT KILLER 2

SAMURAI vs ZOMBIES

BLOOD & GLORY LEGEND

SMALL STREET

FRONTLINE COMMANDO

TONS OF GUNS

ZOMBIES & FRIENDS

GUN BROS 2

FRONTLINE COMMANDO D-DAY

HEROES OF DESTINY

SMALL CITY

stardom Hollywood

Strong Featuring Track Record

DEER HUNTER RELOADED
BOARDWALK GAMES

小小王国
嘉年华游戏

FRONTLINE COMMANDO

Aligned with Ecosystem © Glu Mobile Inc. – Proprietary Page 10

Page 11 Quad Screen Future © Glu Mobile Inc. – Proprietary

Strategic Overview Page 12 © Glu Mobile Inc. – Proprietary

glu

HANDS-ON MOBILE

monstermob Group plc

JPMorganChase

KABAM

zynga

EA

Tapjoy

rockyou

YAHOO!

Instill

CAMSTAR

pwc

Foundations for Long Term Growth 13 1. Strong c-suite 2. 1 st party core business 3. 3 rd party began in 2013 President of Studios President of Publishing CFO CEO © Glu Mobile Inc. – Proprietary

• Announced two firsts for Glu:
• High fidelity <50MB binary game in DH14
• Airplay support for EW2
• Refined December launch schedule to capitalize on GluOn
(GaaS) investments
• Announced major partnership to develop games for high profile theatrical releases
• Launched first 3
rd
party titles; pipeline building
• Aligned Wall Street guidance with new model & launch strategy
© Glu Mobile Inc. – Proprietary
Recent Progress

© Glu Mobile Inc. – Proprietary

GluOn “GaaS” Platform
• Always online
• Investment in a persistent “world”
• Frequently updated content & events
• Ongoing player interactions
• e-commerce operations and analysis
• Potentially more engaging, longer-life
and higher monetizing games
• Gathers and utilizes behavioral data to
optimize and tune game performance
• Enables more effective targeting of
customers
• Core game engines that are re-usable
Key Elements of GaaS Why GaaS Matters to Glu

© Glu Mobile Inc. – Proprietary
Annual
Revenue
Start-up
Global Scale
Resources
Global Scale
Global Scale
Start-up
Start-up
Start-up
Start-up
Start-up
Start-up
Start-up
• Glu as platform for
developers to go
global
• Technology value-
added publisher
Evolving Industry Structure

Glu Publishing Platform
Devices
(750+)
Localization
(10+)
Distribution
(13+ stores)
• English
• Chinese
• Korean
• Japanese
• Portuguese
• Russian
• French
• German
• Italian
• Spanish
GluOn
• Server & socio-
competitive layer
• BI/analytics
• 3rd Party SDKs
• Subscriptions
• Advanced user
acquisition
© Glu Mobile Inc. – Proprietary

Page 18 © Glu Mobile Inc. – Proprietary Glu Publishing Models 1 st Party 2 nd Party 3 rd Party Gross Margin Risk Supermajority currently Introduced 2013 Pipeline validated

DEER HUNTER 2014

GANG LORDS

MOTOCROSS MELTDOWN

FRONTLINE COMMANDO 2

ETERNITY WARRIORS III

Robust Roadmap: 2H 2013
Deer Hunter 2014 – launching late Sept’13
• Franchise Sequel; PVP tournaments
• Beta:  Reached #1/#20 top free/grossing Canada; #18/#18 top free/grossing
Sweden
Gang Lords – launching end of Sept’13
• Franchise derivative; card battle/gacha mechanics
• ARPDAU improvements over original (Big Time Gangsta’) seen in Beta
Motocross Meltdown – launching Dec’13
• PVP; deepened monetization mechanics
Frontline Commando 2 – launching Dec’13
• Franchise Sequel; PVP and PVE
Eternity Warriors 3 – launching Dec’13
• Franchise Sequel; deep PVE and PVP thereafter

© Glu Mobile Inc. – Proprietary

Growth Opportunities Page 20 © Glu Mobile Inc. – Proprietary

GluOn (“GaaS”) Investment Grow 2
nd
and 3
rd
Party
• Expand volume for 2014
• Incremental account management
fixed overhead
• Marketing investment in 3rd party
titles
• Royalty advances – higher quality
titles & margins
• ‘Games-as-a-service’ platform
• Highly scalable server-side
infrastructure
• Supports greater margin capture
• ‘Big data’ future
© Glu Mobile Inc. – Proprietary
Glu Growth Pillars
* Represents assumed net proceeds from the offering of approximately $14.0 million to Glu, taking into account underwriting discounts and estimated offering expenses and assuming full exercise of the underwriters’ over-allotment option.

Grow 2 nd & 3 rd Party

• Leverage Glu strengths and infrastructure for independent developers globally
• Compete on quality and services, not on revenue share
Account Management Value-Added Services
1. Right deals with long term lock-in
2. Grow volume
3. Connect with, follow-through on VAS offerings
4. Complete developer lifecycle management
1. Distribution (UA, x-promo, featuring)
2. Consulting (UI, monetization, art)
3. Reach (Android, W8, MacOS…)
4. Technology (GluOn, BI, plug-ins)
© Glu Mobile Inc. – Proprietary

2013
2014
*
14
-
8
22
© Glu Mobile Inc. – Proprietary
Expand Title Volume
1 Party
2 Party
3 Party
12
2 - 4
16 - 20
30 - 36
* The 2
nd
and 3
rd
Party title projections for 2014 are based on management’s expectation that it will use the net proceeds from the offering, assuming full exercise of the underwriter’s over-allotment option,  primarily to grow our third-party publishing business and to further invest in our GluOn games-as-a-service technology platform.
st
nd
rd

•
Largest and fastest growing mobile market globally
•
Increasing percentage of Glu revenue (30% and growing)
•
Glu strong in China, expanding presence in key markets of Japan and Korea
•
Glu pipeline positioned for APAC success
Localizing content
Reducing file sizes
Expanding user acquisition channels
Deploying GaaS
© Glu Mobile Inc. – Proprietary

Build on Momentum in APAC

Financial Summary Page 25 © Glu Mobile Inc. – Proprietary

($ in millions)	Q113 Actual	Q213 Actual	Q313 Midpoint	Q413 Midpoint*	2013 Midpoint
Featurephone Revenues	1.9	1.4	0.8	0.5	4.5
Smartphone Revenues: 1st Party	22.8	21.8	19.0	26.2	89.9
Smartphone Revenues: 3rd Party	0.0	0.0	0.5	3.0	3.5
Total Revenues	**$ 24.7**	**$ 23.2**	**$ 20.3**	**$ 29.7**	**$ 97.9**
Cost of Revenues	7.6	7.3	6.6	10.0	31.5
Gross Profit	**$ 17.1**	**$ 15.9**	**$ 13.6**	**$ 19.7**	**$ 66.4**
Gross Margin	69.3%	68.7%	67.3%	66.3%	67.8%
Operating Expense	19.3	19.5	20.8	21.9	81.5
Operating (Loss)	(2.2)	(3.6)	(7.1)	(2.3)	(15.2)
Depreciation Addback	0.7	0.7	0.7	0.8	2.9
Adjusted EBITDA	**$ (1.4)**	**$ (2.9)**	**$ (6.4)**	**$ (1.5)**	**$ (12.3)**
Net (Loss)	(2.3)	(3.8)	(7.3)	(2.3)	(15.7)
Non-GAAP EPS	(0.03)	(0.05)	(0.10)	(0.05)	(0.23)

* Implied based on 1H13 actual, Q313 midpoint guidance and full year 2013 midpoint guidance.

2013 Quarterly Non-GAAP Guidance Page 26 © Glu Mobile Inc. – Proprietary

($ in millions)	Q213 Proforma	Q213	Q113*	Q212*
Cash and cash equivalents	33.1	19.1	21.2	24.5
Accounts receivable, net	10.4	10.4	12.4	14.0
Prepaid expenses, royalties and other current assets	5.0	5.0	5.4	4.8
Other assets	6.3	6.3	5.1	4.5
Intangible assets & goodwill	27.2	27.2	28.8	34.5
Total Assets	**$ 82.1**	**$ 68.1**	**$ 72.8**	**$ 82.3**
Accounts payable and accrued liabilities	10.8	10.8	9.7	8.3
Accrued expenses, royalties and other liabilities	7.2	7.2	11.7	21.2
Deferred revenue	10.1	10.1	11.6	10.2
Common stock/Paid in capital	294.6	280.6	277.8	264.2
Accumulated deficit & other comprehensive income	(240.7)	(240.7)	(237.9)	(221.7)
Total Liabilities and Stockholders' Equity	**$ 82.1**	**$ 68.1**	**$ 72.8**	**$ 82.3**

© Glu Mobile Inc. – Proprietary

Pro Forma Balance Sheet (6/30/13)
•
$33 million cash and
equivalents (pro forma
6/30/13)*
•
No debt
•
Well funded to pursue
growth initiatives
•
12/31/2013 proforma
ending cash balance
$23m+*
* $19.1 million of cash and equivalents at 6/30/13 plus assumed net proceeds from the offering of approximately $14.0 million to Glu, taking into account underwriting discounts and estimated offering expenses and assuming full exercise of the underwriters’ over-allotment option

Glu Mobile:
Investment Overview
•
Strong secular global growth opportunity
•
New Monetization and User Acquisition teams showing tangible results
•
Strong 2H 2013 new title release slate leveraging GluOn “GaaS”

© Glu Mobile Inc. – Proprietary

Appendix Page 29 © Glu Mobile Inc. – Proprietary

110.0
100.0
90.0
80.0
70.0
60.0
50.0
40.0
30.0
20.0
10.0
-
Revenue ($M)
1.8
7.0
25.7
46.2
66.9
89.8
83.7
66.9
82.7
108.9
4.4
12.8
51.6
95.8
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
Smartphone
Feature phone

Annual Non-GAAP Revenue

© Glu Mobile Inc. – Proprietary
Non-GAAP revenue has been restated or revised, as appropriate, to reflect gross accounting for digital storefronts for 2010, 2011 and 2012 as outlined in the Company’s Amended Annual Report on Form 10-K/A for the year ended December 31, 2012 filed with the SEC on August 9, 2013.
• Leadership in
gaming for
smartphones
• Proven ability to
successfully
transition as eco-
system evolves
• Poised for return
to growth

35.0
30.0
25.0
20.0
15.0
10.0
5.0
-
Q107
Q207
Q307
Q407
Q108
Q208
Q308
Q408
Q109
Q209
Q309
Q409
Q110
Q210
Q310
Q410
Q111
Q211
Q311
Q411
Q112
Q212
Q312
Q412
Q113
Q213
ROW/LATAM
APAC/China
EMEA
North America

Quarterly GAAP Revenue
by Region

© Glu Mobile Inc. – Proprietary
GAAP revenue has been restated to reflect gross accounting for digital storefronts for 2010, 2011, 2012 and Q113 and prospectively, as outlined in the Company’s Amended Annual
Report on Form 10-K/A for the year ended December 31, 2012 and Amended Form 10-Q/A for the quarter ended March 31, 2013, each filed with the SEC on August 9, 2013.
$m
Smartphone
transition drives
topline to highest
levels since IPO

100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
Q107
Q207
Q307
Q407
Q108
Q208
Q308
Q408
Q109
Q209
Q309
Q409
Q110
Q210
Q310
Q410
Q111
Q211
Q311
Q411
Q112
Q212
Q312
Q412
Q113
Q213
ROW/LATAM
APAC/China
EMEA
North America

© Glu Mobile Inc. – Proprietary
Quarterly GAAP Revenue Trend
by Region
Strong Asian presence
drives China + Korea
revenues
GAAP revenue has been restated to reflect gross accounting for digital storefronts for 2010, 2011, 2012 and Q113 and prospectively, as outlined in the Company’s Amended Annual
Report on Form 10-K/A for the year ended December 31, 2012 and Amended Form 10-Q/A for the quarter ended March 31, 2013, each filed with the SEC on August 9, 2013.